Control Number : 18100016

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFIED COPY

I, **Brad Raffensperger**, the Secretary of State of the State of Georgia, do hereby certify under the seal of my office that the attached documents are true and correct copies of documents filed with the Corporations Division of the Office of the Secretary of State of Georgia under the name of

American Property Acquisitions VII, LLC
a Domestic Limited Liability Company

This certificate is issued pursuant to Title 14 of the Official Code of Georgia Annotated and is prima-facie evidence of the existence or nonexistence of the facts stated herein.

Docket Number	: 25591118
Date Inc/Auth/Filed	: 08/20/2018
Jurisdiction	: Georgia
Print Date	: 06/22/2023
Form Number	: 215

Brad Raffensperger
Secretary of State

Control Number : 18100016

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

CERTIFICATE OF ORGANIZATION

I, **Brian P. Kemp**, the Secretary of State and the Corporation Commissioner of the State of Georgia, hereby certify under the seal of my office that

American Property Acquisitions VII, LLC
a **Domestic Limited Liability Company**

has been duly organized under the laws of the State of Georgia on **08/20/2018** by the filing of articles of organization in the Office of the Secretary of State and by the paying of fees as provided by Title 14 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on **08/20/2018**.

Brian P. Kemp
Secretary of State

ARTICLES OF ORGANIZATION

Electronically Filed
Secretary of State
Filing Date: 8/20/2018 9:06:52 AM

BUSINESS INFORMATION	
CONTROL NUMBER	18100016
BUSINESS NAME	American Property Acquisitions VII, LLC
BUSINESS TYPE	Domestic Limited Liability Company
EFFECTIVE DATE	08/20/2018

PRINCIPAL OFFICE ADDRESS	
ADDRESS	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA

REGISTERED AGENT

NAME	ADDRESS	COUNTY
C T CORPORATION SYSTEM	289 S CULVER ST, LAWRENCEVILLE, GA, 30046, USA	Gwinnett

ORGANIZER(S)

NAME	TITLE	ADDRESS
American Property Acquisitions, LLC	ORGANIZER	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA

OPTIONAL PROVISIONS

N/A

AUTHORIZER INFORMATION	
AUTHORIZER SIGNATURE	Andrew Yeung
AUTHORIZER TITLE	Attorney In Fact

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

Annual Registration

Electronically Filed
Secretary of State
Filing Date: 01/31/2019 11:56:37

BUSINESS INFORMATION	
BUSINESS NAME	: American Property Acquisitions VII, LLC
CONTROL NUMBER	: 18100016
BUSINESS TYPE	: Domestic Limited Liability Company

BUSINESS INFORMATION CURRENTLY ON FILE	
PRINCIPAL OFFICE ADDRESS	: 2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	: C T CORPORATION SYSTEM
REGISTERED OFFICE ADDRESS	: 289 S CULVER ST, LAWRENCEVILLE, GA, 30046, USA
REGISTERED OFFICE COUNTY	: Gwinnett

UPDATES TO ABOVE BUSINESS INFORMATION	
PRINCIPAL OFFICE ADDRESS	: 2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	: REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	: 900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	: Fulton

AUTHORIZER INFORMATION	
AUTHORIZER SIGNATURE	: Justine Karnell
AUTHORIZER TITLE	: Authorized Person

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

Annual Registration

Electronically Filed
Secretary of State
Filing Date: 03/27/2020 14:03:24

BUSINESS INFORMATION		
BUSINESS NAME	:	American Property Acquisitions VII, LLC
CONTROL NUMBER	:	18100016
BUSINESS TYPE	:	Domestic Limited Liability Company
ANNUAL REGISTRATION PERIOD	:	2020

BUSINESS INFORMATION CURRENTLY ON FILE		
PRINCIPAL OFFICE ADDRESS	:	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	:	REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	:	900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	:	Fulton

UPDATES TO ABOVE BUSINESS INFORMATION		
PRINCIPAL OFFICE ADDRESS	:	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	:	REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	:	900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	:	Fulton

AUTHORIZER INFORMATION		
AUTHORIZER SIGNATURE	:	Jessica Ashworth
AUTHORIZER TITLE	:	Authorized Person

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

Annual Registration

Electronically Filed
Secretary of State
Filing Date: 03/15/2021 15:13:20

BUSINESS INFORMATION		
BUSINESS NAME	:	American Property Acquisitions VII, LLC
CONTROL NUMBER	:	18100016
BUSINESS TYPE	:	Domestic Limited Liability Company
ANNUAL REGISTRATION PERIOD	:	2021
BUSINESS INFORMATION CURRENTLY ON FILE		
PRINCIPAL OFFICE ADDRESS	:	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	:	REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	:	900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	:	Fulton
UPDATES TO ABOVE BUSINESS INFORMATION		
PRINCIPAL OFFICE ADDRESS	:	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	:	REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	:	900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	:	Fulton
AUTHORIZER INFORMATION		
AUTHORIZER SIGNATURE	:	MATTHEW ZORICH
AUTHORIZER TITLE	:	Authorized Person

STATE OF GEORGIA
Secretary of State
Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

Annual Registration

Electronically Filed
Secretary of State
Filing Date: 03/08/2022 14:21:14

BUSINESS INFORMATION		
BUSINESS NAME	:	American Property Acquisitions VII, LLC
CONTROL NUMBER	:	18100016
BUSINESS TYPE	:	Domestic Limited Liability Company
ANNUAL REGISTRATION PERIOD	:	2022

BUSINESS INFORMATION CURRENTLY ON FILE		
PRINCIPAL OFFICE ADDRESS	:	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	:	REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	:	900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	:	Fulton

UPDATES TO ABOVE BUSINESS INFORMATION		
PRINCIPAL OFFICE ADDRESS	:	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	:	REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	:	900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	:	Fulton

AUTHORIZER INFORMATION		
AUTHORIZER SIGNATURE	:	Niyya Rice
AUTHORIZER TITLE	:	Authorized Person

STATE OF GEORGIA

Secretary of State

Corporations Division
313 West Tower
2 Martin Luther King, Jr. Dr.
Atlanta, Georgia 30334-1530

Annual Registration

Electronically Filed
Secretary of State
Filing Date: 03/15/2023 15:38:35

BUSINESS INFORMATION		
BUSINESS NAME	:	American Property Acquisitions VII, LLC
CONTROL NUMBER	:	18100016
BUSINESS TYPE	:	Domestic Limited Liability Company
ANNUAL REGISTRATION PERIOD	:	2023

BUSINESS INFORMATION CURRENTLY ON FILE		
PRINCIPAL OFFICE ADDRESS	:	2800 Northup Way, Ste 220, Bellevue, WA, 98004, USA
REGISTERED AGENT NAME	:	REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	:	900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	:	Fulton

UPDATES TO ABOVE BUSINESS INFORMATION		
PRINCIPAL OFFICE ADDRESS	:	210 Barton Springs Road, Austin, TX, 78704, USA
REGISTERED AGENT NAME	:	REGISTERED AGENT SOLUTIONS, INC.
REGISTERED OFFICE ADDRESS	:	900 OLD ROSWELL LAKES PARKWAY, SUITE 310, Roswell, GA, 30076, USA
REGISTERED OFFICE COUNTY	:	Fulton

AUTHORIZER INFORMATION		
AUTHORIZER SIGNATURE	:	Thabata Palma
AUTHORIZER TITLE	:	Authorized Person